Exhibit 99.1

DONLIN GOLD ANNOUNCES FINAL ASSAY RESULTS FOR 2022 DRILL PROGRAM

HIGHLIGHTS INCLUDE NUMEROUS HIGH-GRADE GOLD INTERCEPTS AND THE ADVANCEMENT OF KEY PROJECT EFFORTS

January 19, 2023 – Anchorage, AK – Donlin Gold LLC (“Donlin Gold”), owned 50:50 by Barrick Gold Corporation (“Barrick”) (TSX: ABX) (NYSE: GOLD) and NOVAGOLD RESOURCES INC. (“NOVAGOLD”) (TSX, NYSE American: NG), is pleased to report the release of the final set of assay results from the 2022 drill program. The assay results for the final 44 drill holes and full 2022 drill program are reported in Table 2 in the Appendix.

The comprehensive 141-hole, 42,331-meter (m) drill program was safely and successfully completed ahead of schedule, under budget and included multiple high-grade gold intercepts reported from the latest set of assays. These include DC22-2130 that intersected 17.20 m grading 11.11 g/t gold, with a sub-interval of 4.25 m grading 36.91 g/t gold.

The results from the 2022 drill program reconcile favorably with the resource model as well as further support the global resource estimate and recent modelling concepts.

Donlin Gold continued to work in partnership with Alaska Native landowners Calista Corporation (“Calista”) and The Kuskokwim Corporation (TKC) in stakeholder and government engagement in the Yukon-Kuskokwim (Y-K) region, Alaska, and Washington, D.C.

Environmental and social investment focused on the Y-K region included support for important health and safety initiatives in remote communities, cultural preservation efforts, and educational programming in collaboration with school districts and other organizations.

Donlin Gold continued to advance state permitting efforts, including the renewal of air and water permits in 2022.

With an increased appreciation of the geology, the experienced team will continue to focus on updating the resource model and completing trade-off studies — all of which are moving the Donlin Gold project up the value chain and leading toward an updated feasibility study decision.

Statements by the Owners

Mark Bristow, Barrick’s President and CEO, said: “As a successful 2022 drill program comes to a close, we are now well positioned to begin our 2023 work, which will consist of reviewing a series of key trade-off studies, assessing mining scenarios, and continuing with permitting and regulatory engagement, along with our community partners.“

Greg Lang, NOVAGOLD’s President and CEO, said: “We could not be happier with the outcome of this season’s drill program, Donlin Gold’s largest campaign in 15 years. From the earliest to the very last results, the assay labs returned some of the best intercepts since the project’s inception — and indeed among open-pit gold projects. With this highly successful exercise behind us, followed by the completion of the resource model and trade-off studies, the owners look forward to supporting the Donlin Gold team and its partners Calista and TKC in positioning the project for the next steps in taking Donlin Gold up the value chain for the benefit of all stakeholders.”

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Dan Graham, General Manager of Donlin Gold added, “The 2022 drill campaign was a resounding success in which all involved can take great pride. It represents the product of the exceptional spirit of teamwork exhibited by Donlin Gold, Calista and TKC. Our collective dedication to the highest standards of safety, social responsibility, and environmental stewardship is why the 2022 drilling was completed ahead of schedule but also without any lost-time incidents.”

Most Important Drill Program in Over a Decade Progresses the Donlin Gold Deposit and Advances Key Project Efforts

Donlin Gold’s 2022 drill program was completed in September with 141 holes drilled for a total of 42,331 m. The final set of results released today include assays for 37 complete and 7 partial holes, encompassing the remaining 12,762 m of length drilled. Drilling in 2022 returned some of the best assay results seen to date at Donlin Gold. The success of this program is due to the exceptional dedication of the Donlin Gold team in Anchorage and at site, the majority of which were local hires from 24 different communities in the Y-K region, who all share the goal of protecting the health and safety of their colleagues and environmental stewardship.

As part of the key focus area for the drill program, tight-spaced grid drilling in the representative areas within the main structural domains of the deposit (Lewis – further infilled to 10m x 10m, West ACMA and Divide areas) confirmed recent geological modelling at wider drill-spacing in the immediate area surrounding the grids. It also identified additional short-scale controls that will be incorporated in an update to improve the geological domains used for global resource estimation, which will be used for strategic mine planning work. In addition, the 14 geotechnical drill holes provided results for advancing efforts to complete the application for the Alaska Dam Safety Certifications.

With the receipt of the final assay results for the 2022 drill program (which returned significant high-grade intercepts and continued to demonstrate important grade continuity), an update of the resource model, and completion of trade-off studies, the owners expect to take the next steps in bringing Donlin Gold up the value chain.

Five of the top intervals received from the final set of 2022 assay results released today include:

DC22-2130 intersected 17.20 m grading 11.11 g/t gold starting at 902.45 m drilled depth, including a sub-interval of 4.25 m grading 36.91 g/t gold starting at 903.14 m drilled depth, the true widths of the mineralization across this interval and sub-interval are estimated to be 13 m and 3 m, respectively.

DC22-2183 intersected 24.27 m grading 7.56 g/t gold starting at 62.53 m drilled depth, including a sub-interval of 5.48 m grading 23.27 g/t gold starting at 69.81 m drilled depth, the true widths of the mineralization across this interval and sub-interval are estimated to be 16 m and 4 m, respectively.

DC22-2177 intersected 29.31 m grading 6.01 g/t gold starting at 168.51 m drilled depth, including a sub-interval of 3.08 m grading 13.46 g/t gold starting at 182.50 m drilled depth, the true widths of the mineralization across this interval and sub-interval are estimated to be 18 m and 2 m, respectively.

DC22-2168 intersected 21.75 m grading 7.12 g/t gold starting at 48.48 m drilled depth, including a sub-interval of 4.16 m grading 25.99 g/t gold starting at 63.13 m drilled depth, the true widths of the mineralization across this interval and sub-interval are estimated to be 15 m and 3 m, respectively.

DC22-2179 intersected 17.27 m grading 8.92 g/t gold starting at 41.32 m drilled depth, the true width of the mineralization across this interval is estimated to be 12 m.

Earlier assay results from the 2022 drill program were disclosed in media releases on July 28 and November 1, 2022.

Drill hole collar locations as well as five of the top intervals from the final assay results are shown in Figure 1.

Drill hole orientations, depths and significant intervals are shown in the Appendix at the end of this release, in Tables 1 and 2.

Stakeholder and Government Engagement

The Donlin Gold project continues to work with Calista and TKC in all aspects of outreach and engagement throughout the Y-K region. Crooked Creek, the closest community to the project site in the Y-K region formally expressed their support of Donlin Gold. Three additional Shared Value Statements were also signed with villages in the Y-K region in the last three months for a total of 11. These formalize current engagement with key local communities, expand upon the long-term relationships already established with them, and address specific community needs including water, sewer, and solid waste projects; the ice road that connects remote villages in the Y-K region; salmon and other aquatic life studies; and suicide prevention and public safety programs. Local hires from the 2022 drill program will continue to support Donlin Gold’s engagement efforts through the Community Liaison program in five Y-K villages.

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Calista and Donlin Gold continued their proactive, bipartisan outreach in Alaska and with the Administration and Congress in Washington, D.C. to highlight the thoroughness of the project’s environmental review and permitting processes, in addition to the considerable benefits that the project would deliver to all Native Alaskans. Alaska U.S. Senator Lisa Murkowski and Governor Michael Dunleavy were re-elected in the November 2022 United States mid-term elections, and along with U.S. Senator Dan Sullivan, have all been long-term supporters of the Donlin Gold project. We also recognize the historic re-election of U.S. Representative Mary Peltola for a full term as the first Alaska Native to join Congress and look forward to our continued outreach to her regarding Donlin Gold in the coming year.

Environment and Social Investments

Environmental stewardship, education, community wellness, and cultural preservation constitute key focus investments for Donlin Gold in the Y-K region. The project supports these initiatives through fishery studies and other environmental activities, subsistence and cultural preservation efforts, and educational grants. A wide range of activities and projects were carried out in collaboration with Calista and TKC in the fourth quarter. Donlin Gold supported various search and rescue teams in the region, provided funding to the Healthy Alaska Natives Foundation and Bethel Community Services Foundation, as well as sponsored and participated in the Alaska Safe Riders initiative, which promotes safety for year-round outdoor sports. Donlin Gold fostered education, community wellness and cultural preservation through a variety of interventions including several river studies, supporting the local school district and educational organizations, funding and participating in youth sporting activities, and backing initiatives led by Traditional Councils and Native communities.

Permitting Update

Donlin Gold is a federally permitted project on private Alaska Native Corporation land designated, by law, for mining and owned by Calista and TKC, with whom we have an excellent and longstanding partnership. Permitting in Alaska represents a substantial undertaking that takes several years to ensure a diligent, thorough, transparent, and inclusive process for all involved, including stakeholders from the Y-K region. As committed partners to the second largest gold-producing state in one of the world’s premier jurisdictions, we welcome a process that enhances our social and environmental license for decades to come.

In 2022, Donlin Gold applied for a new air quality permit from the Alaska Department of Environmental Conservation (ADEC) and a draft permit was issued for public comment in December 2022. Donlin Gold also submitted its application to ADEC for the regularly scheduled reissuance of its Alaska Pollutant Discharge Elimination System permit and in December 2022, ADEC sent a letter indicating that the application is complete and the permit will remain in effect until ADEC completes the reissuance process. On November 1, 2022, the Alaska Department of Natural Resources (ADNR) finalized the re-location plan for public easements in the mine site and transportation facility areas; these decisions were not appealed.

As this is the norm in the United States, we have always prepared and organized ourselves for potential challenges to the Federal and State permitting processes. Our project leadership and litigation teams are intimately familiar with the processes that need to be followed. Donlin Gold and its owners, alongside the steadfast advocacy of Calista and TKC, continue to support the State and Federal government agencies in the defense of what has constituted an exceptionally thorough and diligent permitting process.

Donlin Gold 2023 Outlook

The 2023 budget for Donlin Gold (on a 100 percent basis) is set at approximately $34 million, split equally between the two owners. The 2023 work program will allow Donlin Gold to advance engineering activities, geologic modelling and interpretation work, current permits, fieldwork for the Alaska Dam Safety certificates, environmental studies, and community relations and government affairs activities.

The owners will continue to progress the Donlin Gold project as they have done consistently to date in a financially disciplined manner and with a focus on a strong safety culture, environmental stewardship, engineering excellence, and active community engagement.

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About Donlin Gold

The Donlin Gold project is located in Alaska, the second largest gold-producing state in the United States. With approximately 39 million ounces of gold grading 2.24 grams per tonne in the measured and indicated mineral resource categories (100 percent basis)1, Donlin Gold hosts one of the largest and highest-grade undeveloped open-pit gold endowments in the world. The planned pits in which the existing resources are sited occupy only three kilometers of an eight-kilometer mineralized belt, which itself is located on less than 5% of Donlin Gold’s land position. Current activities at Donlin Gold are focused on the drill program, optimization efforts, community outreach, and advancing the remaining State permitting actions.

Donlin Gold is a committed partner to the Alaska Native communities both surrounding the project and within the State as a whole. This commitment underpins our approach and is also reflected in the way in which the asset itself is structured. An important factor that distinguishes the Donlin Gold project from most other mining assets in Alaska is that the project is located on private land designated for mining activities under the 1971 Alaska Native Claims Settlement Act (ANCSA). Donlin Gold has entered into life-of-mine agreements with Calista, which owns the subsurface mineral rights and some surface land rights, and TKC, a collection of ten village corporations, which owns the majority of surface land rights. Donlin Gold is committed to providing employment opportunities, scholarships, and preferential contract considerations to Calista and TKC shareholders. The life-of-mine agreements include a revenue-sharing structure established in the context of the ANCSA, which resolved Alaska Native land claims and allotted some 44 million acres of land for use by Alaska Native Corporations. Additionally, our long-term commitment to economic development in the Y-K region is exemplified by Donlin Gold’s support of TKC’s initiative to launch energy and infrastructure projects in middle Kuskokwim villages. These partnerships, activities, and programs are illustrative of Donlin Gold’s commitment to sustainable and responsible development of the project for the benefit of all stakeholders.

FIGURE 1 Drill Hole Collar Locations

WEST ACMA GRID
DIVIDE GRID
LEWIS GRID
DC22-2179
DC22-2177
DC22-2168
DC22-2183
DC22-2179
17.27 m at 8.92 g/t
DC22-2177
29.31 m at 6.01 g/t, including a sub interval of 3.08 m grading 13.46 g/t
DC22-2168
21.75 m at 7.12 g/t, including a sub interval of 4.16 m grading 25.99 g/t
DC22-2183
24.27 m at 7.56 g/t, including a sub interval of 5.48 m grading 23.27 g/t
DC22-2130
17.20 m at 11.11 g/t, including a sub interval of 4.25 m grading 36.91 g/t
LEWIS GRID
DC22-2151
DC22-2130
DC22-2116
DIVIDE GRID
DC22-2139
DC22-2162
DC22-2035
DC22-2097
WEST ACMA GRID
DC22-2051
DC22-2106
DC22-2094
DC22-2145
DC22-2082
DC22-2128
DC22-2101
DC22-2108
DC22-2133
DC22-2112
DC22-2067
DC22-2135
DC22-2142
DC22-2121
DC22-2132
DC22-2122
2022 Drill Hole Map
All Assays Reported
Top Five Intervals
Grid Pattern

__________________________________

1 Donlin Gold data as per the 2021 Technical Report and S-K 1300 Report (both as defined herein). Donlin Gold possesses Measured Resources of approximately 8 Mt grading 2.52 g/t and Indicated Resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 4 Mt of Measured Resources and approximately 267 Mt of Indicated Resources inclusive of Reserves is attributable to NOVAGOLD through its 50% ownership interest in Donlin Gold LLC. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 1 Mt grading 2.23 g/t and Indicated Resources of approximately 69 Mt grading 2.44 g/t, of which approximately 0.5 Mt of Measured Resources and approximately 35 Mt of Indicated Resources exclusive of Mineral Reserves is attributable to NOVAGOLD. Mineral Resources have been estimated in accordance with NI 43-101 and S-K 1300.

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QA/QC Procedures

The QA/QC procedures for the 2022 Donlin Gold project drill program and sampling protocol were developed and managed by Donlin Gold and overseen by Barrick and NOVAGOLD. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core. Approximately 95% core recovery has been achieved during the 2022 drill program. Core was logged, cut, and sampled at site by Donlin Gold employees. The 43 Lewis grid infill drill holes were sampled as whole-core. Samples were primarily collected on one- to two-meter lengths. Sampled half- and whole-core were crushed in Bureau Veritas’ Juneau and Fairbanks, Alaska sample preparation facilities. Crushed samples were sent to Bureau Veritas’ lab in Vancouver, British Columbia for pulverizing and gold assays and pulverized splits to an ALS Limited lab in Vancouver, British Columbia for multi-element analysis. Quality control samples were inserted (standards at 5% of primary samples, blanks at 5% of primary samples and duplicates at 2.5% of primary samples) into each batch of samples. The review of the quality control samples did not indicate any bias or error. Out of bounds quality control samples were handled with appropriate reruns and investigations. There are no known factors that would materially affect the accuracy or reliability of the drill program data referred to in this media release.

Downhole directional surveys were completed on all reported completed holes by Boart Longyear drill operators, and collar surveys were completed by Donlin Gold staff under the supervision of Professional Licensed Surveyors from Brice Engineering LLC.

Each of Bureau Veritas, ALS Limited, Boart Longyear, and Brice Engineering LLC are independent of Donlin Gold, Barrick, and NOVAGOLD.

Scientific and Technical Information

In 2020, NOVAGOLD engaged Wood Canada Limited (“Wood”) to update the Second Updated Feasibility Study on Donlin Gold completed in 2011 (the “2011 Technical Report”). This update resulted in a report titled “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” with an effective date of June 1, 2021 (the “2021 Technical Report”). In 2021, NOVAGOLD also engaged Wood to prepare a Donlin Gold technical report summary in accordance with Subpart 229.1300 of Regulation S-K – Disclosure by Registrants Engaged in Mining Operations (“S-K 1300”) as of November 30, 2021. The resulting report is titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (“S-K 1300 Report”), current as of November 30, 2021. Wood incorporated 2020 costs and new gold price guidance to meet NOVAGOLD’s reporting requirements. The resultant 2021 Technical Report and S-K 1300 Report showed no material change to the previously reported mineral resources or mineral reserves.

NOVAGOLD is a registrant with the SEC and is reporting its Mineral Resources and Mineral Reserves in accordance with S-K 1300 as of November 30, 2021. While the S-K 1300 rules are similar to National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) rules in Canada, they are not identical and therefore two reports have been produced for the Donlin Gold project.

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the 2021 Technical Report and the S-K 1300 Report. Henry Kim, P.Geo., Senior Resource Geologist, Wood Canada Limited; Mike Woloschuk, P.Eng., VP Global Business Development & Consulting, Wood Group USA, Inc.; and Kirk Hanson, MBA, P.E., Technical Director, Open Pit Mining, Wood Group USA, Inc. are the Qualified Persons responsible for the preparation of the 2021 Technical Report, and each is an independent Qualified Person as defined by National Instrument 43-101 (“NI 43-101”). Wood prepared the S-K 1300 Report.

Paul Chilson, P.E., Manager of Mine Engineering for NOVAGOLD and a Qualified Person under NI 43-101, has approved and verified the scientific and technical information related to the 2021 and 2022 Donlin Gold project drill programs, the 2021 Technical Report and the S-K 1300 Report contained in this media release. To verify the information related to the drilling programs, he has visited the property in the past year; discussed logging, sampling, and sample shipping processes with responsible site staff; discussed and reviewed assay and QA/QC results with responsible personnel; and reviewed supporting documentation, including drill hole location and orientation and significant assay interval calculations.

Octavia Bath, P.Geo., Barrick Mineral Resource Manager and a Qualified Person under NI 43-101, has reviewed and approved the assay results for the Donlin Gold project contained in this media release.

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Barrick Contacts:

Kathy du Plessis

Investor and Media Relations

+44 20 7557 7738

Email: barrick@dpapr.com

Kevin Annett

CFO, North America

Tel: +1 416-307-3660

www.barrick.com

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Tel: +1 604-669-6227 or 1-866-669-6227

Email: info@novagold.com

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of Barrick and NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding assay results; the anticipated timing of a decision by the Board of Donlin Gold whether to prepare a feasibility study update; anticipated benefits from recent drill programs including an improved geological model for the Donlin Gold project; the continuing priorities of Donlin Gold, including the health and safety of our people; ongoing support provided to key stakeholders including Native Corporation partners; the potential impact of the coronavirus global pandemic (COVID-19) on the development of the Donlin Gold project; the potential development and construction of Donlin Gold; the sufficiency of funds to continue to advance development of the Donlin Gold project; perceived merit of properties; mineral reserve and resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; and legal challenges to Donlin Gold’s existing permits. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the management expectations of Donlin Gold’s, Barrick’s and NOVAGOLD’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of securing permits; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the spread and impact of COVID-19; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; exploitation and exploration successes; the outcome of legal challenges to Donlin Gold’s permits; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, development and eventual construction of the Donlin Gold project; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in Barrick’s most recent Form 40-F/Annual Information Form on file with the United States Securities and Exchange Commission (SEC) and Canadian provincial securities authorities, and NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by Barrick and NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, Barrick’s website at www.barrick.com, or the SEC's website at www.sec.gov, or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions, and projections of Donlin Gold, NOVAGOLD, and Barrick on the date the statements are made. Donlin Gold, NOVAGOLD and Barrick assume no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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APPENDIX

TABLE 1

Drill Hole Orientations* and Depths

Hole ID	Azimuth (°)	Inclination (°)	Depth (meters)
DC22-2033	331	61	254.51
DC22-2034	331	62	287.43
DC22-2035	238	45	877.52
DC22-2036	328	59	245.06
DC22-2037	335	59	289.86
DC22-2038	331	61	248.72
DC22-2039	331	56	289.26
DC22-2040	333	60	309.37
DC22-2041	331	61	261.82
DC22-2042	336	58	264.57
DC22-2043	329	60	230.12
DC22-2044	331	59	288.34
DC22-2045	331	60	224.94
DC22-2046	333	60	239.57
DC22-2047	331	59	230.12
DC22-2048	331	61	166.73
DC22-2049	331	61	145.24
DC22-2050	333	59	219.46
DC22-2051	242	52	851.61
DC22-2052	335	61	139.90
DC22-2053	334	59	292.91
DC22-2054	334	60	188.37
DC22-2055	335	62	215.19
DC22-2056	334	60	184.40
DC22-2057	335	59	244.45
DC22-2058	332	61	196.90
DC22-2059	339	60	234.85
DC22-2060	330	59	157.28
DC22-2061	331	59	247.80
DC22-2062	332	60	239.88
DC22-2063	334	58	300.38
DC22-2064	334	58	230.12
DC22-2065	332	59	225.55
DC22-2066	334	59	225.55
DC22-2067	246	52	777.54
DC22-2068	333	62	240.18
DC22-2069	333	61	260.60
DC22-2070	332	60	240.79
DC22-2071	330	61	225.55

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Hole ID	Azimuth (°)	Inclination (°)	Depth (meters)
DC22-2072	333	59	223.88
DC22-2073	330	61	233.17
DC22-2074	332	61	240.03
DC22-2075	330	59	233.78
DC22-2076	333	60	227.99
DC22-2077	330	61	211.68
DC22-2078	333	59	230.12
DC22-2079	334	61	235.00
DC22-2080	332	58	256.34
DC22-2081	332	59	239.88
DC22-2082	245	54	789.43
DC22-2083	328	64	220.07
DC22-2084	335	62	209.09
DC22-2085	334	57	249.94
DC22-2086	334	58	210.31
DC22-2087	332	56	220.37
DC22-2088	334	59	219.46
DC22-2089	332	59	243.84
DC22-2090	330	58	220.07
DC22-2091	334	60	260.30
DC22-2092	333	59	225.55
DC22-2093	334	59	235.00
DC22-2094	327	63	915.10
DC22-2095	335	58	199.95
DC22-2096	332	60	275.84
DC22-2097	256	70	483.11
DC22-2098	337	58	199.95
DC22-2099	333	58	227.38
DC22-2100	334	57	216.56
DC22-2101	311	64	522.43
DC22-2102	331	60	227.08
DC22-2103	330	61	291.08
DC22-2104	330	60	239.57
DC22-2105	336	59	275.84
DC22-2106	324	62	920.95
DC22-2107	334	60	265.18
DC22-2108	294	67	557.78
DC22-2109	334	62	303.28
DC22-2110	331	61	289.56
DC22-2111	332	61	245.36
DC22-2112	316	58	559.31
DC22-2113	334	63	259.99
DC22-2114	334	61	256.95

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Hole ID	Azimuth (°)	Inclination (°)	Depth (meters)
DC22-2115	334	60	311.05
DC22-2116	283	57	900.68
DC22-2118	332	61	280.87
DC22-2119	333	60	191.41
DC22-2120	335	60	188.06
DC22-2121	300	59	599.54
DC22-2122	325	58	252.98
DC22-2123	333	60	190.50
DC22-2124	332	59	116.13
DC22-2125	332	59	123.29
DC22-2126	333	60	130.76
DC22-2127	332	57	149.35
DC22-2128	242	59	249.94
DC22-2129	334	59	175.26
DC22-2130	285	56	949.91
DC22-2131	333	57	192.63
DC22-2132	334	62	623.01
DC22-2133	58	56	260.30
DC22-2134	336	55	312.88
DC22-2135	300	59	550.47
DC22-2136	334	58	210.01
DC22-2137	333	58	243.54
DC22-2138	334	61	257.25
DC22-2139	221	74	924.46
DC22-2140	332	60	109.73
DC22-2141	335	58	295.05
DC22-2142	337	63	551.69
DC22-2143	333	60	179.83
DC22-2144	332	60	192.02
DC22-2145	50	61	831.19
DC22-2146	332	60	281.94
DC22-2147	335	60	309.37
DC22-2149	334	57	325.83
DC22-2151	293	77	920.50
DC22-2153	334	59	342.90
DC22-2155	334	60	132.74
DC22-2156	334	60	149.35
DC22-2158	329	60	160.02
DC22-2160	333	58	184.40
DC22-2162	228	73	800.10
DC22-2163	329	59	213.06
DC22-2165	338	59	210.31
DC22-2167	331	58	240.49

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Hole ID	Azimuth (°)	Inclination (°)	Depth (meters)
DC22-2168	331	62	96.62
DC22-2170	326	58	81.08
DC22-2171	336	61	300.84
DC22-2172	331	59	70.10
DC22-2173	332	58	163.22
DC22-2176	331	62	300.84
DC22-2177	334	58	252.22
DC22-2178	330	61	144.17
DC22-2179	335	59	237.44
DC22-2181	330	61	163.37
DC22-2182	333	58	242.32
DC22-2183	333	60	105.77
DC22-2184	336	61	304.80
DC22-2185	335	60	190.50
DC22-2186	332	62	291.69
DC22-2187	332	60	214.27

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

TABLE 2

2022 Donlin Gold Significant Assay Intervals

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)

DC22-2033	ACMA	33.04	36.50	3.46	1.24	Reported 11/1
DC22-2033		42.17	50.01	7.84	2.79	Reported 7/28
DC22-2033		105.65	126.32	20.67	2.76	Reported 7/28
DC22-2033		172.08	176.43	4.35	1.03	Reported 7/28
DC22-2033		185.79	189.64	3.85	1.87	Reported 11/1
DC22-2033		TOTAL		40.17	2.36
DC22-2034	ACMA	44.35	48.16	3.81	1.78	Reported 7/28
DC22-2034		116.29	129.32	13.03	6.40	Reported 7/28
including		121.31	127.97	6.66	10.51	Reported 7/28
DC22-2034		140.80	145.80	5.00	10.39	Reported 7/28
DC22-2034		208.38	220.88	12.50	2.18	Reported 7/28
DC22-2034		TOTAL		34.34	4.93
DC22-2035	ACMA	433.53	440.95	7.42	6.30	Reported 7/28
DC22-2035		651.24	682.65	31.41	3.81	Reported 7/28
DC22-2035		751.88	756.10	4.22	8.15	Reported 7/28
DC22-2035		TOTAL		43.05	4.67
DC22-2036	ACMA	137.33	144.48	7.15	3.39	Reported 7/28
DC22-2036		152.57	159.29	6.72	2.94	Reported 7/28

Page | 10

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2036		TOTAL		13.87	3.17
DC22-2037	ACMA	109.24	119.58	10.34	3.07	Reported 7/28
DC22-2037		TOTAL		10.34	3.07
DC22-2038	ACMA	114.50	126.63	12.13	3.24	Reported 7/28
DC22-2038		185.16	190.15	4.99	4.90	Reported 7/28
DC22-2038		TOTAL		17.12	3.72
DC22-2039	ACMA	122.46	126.13	3.67	3.46	Reported 7/28
DC22-2039		TOTAL		3.67	3.46
DC22-2040	ACMA	97.26	105.21	7.95	2.77	Reported 7/28
DC22-2040		114.45	122.41	7.96	1.50	Reported 7/28
DC22-2040		139.25	154.84	15.59	3.64	Reported 7/28
DC22-2040		197.60	216.25	18.65	10.78	Reported 7/28
including		199.35	207.03	7.68	19.69	Reported 7/28
DC22-2040		232.95	285.22	52.27	14.63	Reported 7/28
including		232.95	246.89	13.94	33.95	Reported 7/28
including		257.18	273.63	16.45	13.50	Reported 7/28
DC22-2040		TOTAL		102.42	10.31
DC22-2041	ACMA	75.03	81.99	6.96	4.60	Reported 7/28
DC22-2041		86.43	101.36	14.93	1.82	Reported 7/28
DC22-2041		105.74	113.42	7.68	4.43	Reported 7/28
DC22-2041		174.29	187.45	13.16	7.47	Reported 7/28
DC22-2041		TOTAL		42.73	4.48
DC22-2042	ACMA	19.80	34.44	14.64	3.09	Reported 7/28
DC22-2042		95.10	102.28	7.18	3.71	Reported 7/28
DC22-2042		152.80	162.62	9.82	2.93	Reported 7/28
DC22-2042		168.21	187.81	19.60	4.06	Reported 7/28
DC22-2042		196.04	205.46	9.42	5.22	Reported 7/28
DC22-2042		TOTAL		60.66	3.78
DC22-2043	ACMA	49.61	58.38	8.77	7.23	Reported 7/28
DC22-2043		144.97	168.48	23.51	6.20	Reported 7/28
DC22-2043		TOTAL		32.28	6.48
DC22-2044	ACMA	26.21	30.14	3.93	2.78	Reported 7/28
DC22-2044		157.31	166.42	9.11	3.62	Reported 7/28
DC22-2044		171.95	176.69	4.74	4.55	Reported 7/28
DC22-2044		TOTAL		17.78	3.69
DC22-2045	ACMA	12.53	18.23	5.70	3.95	Reported 7/28
DC22-2045		41.42	58.40	16.98	1.56	Reported 7/28
DC22-2045		63.84	73.05	9.21	2.40	Reported 7/28
DC22-2045		128.03	133.50	5.47	3.18	Reported 7/28
DC22-2045		138.75	146.20	7.45	1.74	Reported 7/28
DC22-2045		158.22	170.45	12.23	1.93	Reported 7/28
DC22-2045		205.38	213.77	8.39	1.92	Reported 7/28
DC22-2045		TOTAL		65.43	2.16

Page | 11

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2046	ACMA	24.38	32.42	8.04	5.25	Reported 7/28
DC22-2046		109.52	135.25	25.73	5.22	Reported 7/28
DC22-2046		176.88	194.04	17.16	3.48	Reported 7/28
DC22-2046		207.43	212.14	4.71	1.32	Reported 7/28
DC22-2046		220.58	223.77	3.19	1.02	Reported 7/28
DC22-2046		TOTAL		58.83	4.18
DC22-2047	ACMA	37.19	47.66	10.47	2.37	Reported 7/28
DC22-2047		135.33	140.13	4.80	9.08	Reported 7/28
including		136.37	140.13	3.76	11.06	Reported 7/28
DC22-2047		151.83	176.24	24.41	3.76	Reported 7/28
DC22-2047		TOTAL		39.68	4.04
DC22-2048	ACMA	6.44	10.48	4.04	5.16	Reported 7/28
DC22-2048		23.77	30.48	6.71	7.43	Reported 7/28
DC22-2048		36.88	43.61	6.73	3.48	Reported 7/28
DC22-2048		94.64	106.83	12.19	3.11	Reported 7/28
DC22-2048		111.17	143.61	32.44	1.18	Reported 7/28
DC22-2048		TOTAL		62.11	2.74
DC22-2049	ACMA	10.97	16.20	5.23	6.51	Reported 7/28
DC22-2049		95.70	112.44	16.74	2.76	Reported 7/28
DC22-2049		TOTAL		21.97	3.65
DC22-2050	ACMA	38.40	42.93	4.53	1.22	Reported 7/28
DC22-2050		98.40	123.70	25.30	2.82	Reported 7/28
DC22-2050		137.98	162.88	24.90	2.74	Reported 7/28
DC22-2050		TOTAL		54.73	2.65
DC22-2051	ACMA	69.70	80.01	10.31	1.27	Reported 7/28
DC22-2051		119.52	126.19	6.67	1.72	Reported 7/28
DC22-2051		343.75	356.05	12.30	3.24	Reported 7/28
DC22-2051		437.45	474.88	37.43	2.35	Reported 7/28
DC22-2051		533.86	565.30	31.44	4.63	Reported 7/28
including		545.90	550.40	4.50	11.45	Reported 7/28
DC22-2051		693.27	708.65	15.38	6.81	Reported 7/28
including		698.89	703.53	4.64	16.59	Reported 7/28
DC22-2051		746.67	767.93	21.26	3.74	Reported 7/28
DC22-2051		TOTAL		134.79	3.58
DC22-2052	ACMA	6.36	17.07	10.71	2.43	Reported 7/28
DC22-2052		100.72	104.92	4.20	1.93	Reported 7/28
DC22-2052		TOTAL		14.91	2.29
DC22-2053	ACMA	39.82	43.55	3.73	2.24	Reported 7/28
DC22-2053		50.55	59.82	9.27	2.09	Reported 7/28
DC22-2053		169.41	172.63	3.22	3.72	Reported 7/28
DC22-2053		286.82	290.15	3.33	2.57	Reported 7/28
DC22-2053		TOTAL		19.55	2.47
DC22-2054	ACMA	10.05	13.42	3.37	3.44	Reported 7/28

Page | 12

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2054		108.52	148.31	39.79	3.37	Reported 7/28
DC22-2054		152.89	179.89	27.00	2.70	Reported 7/28
DC22-2054		TOTAL		70.16	3.11
DC22-2055	ACMA	12.19	35.77	23.58	2.36	Reported 7/28
DC22-2055		115.85	124.30	8.45	5.11	Reported 7/28
DC22-2055		131.99	152.88	20.89	4.12	Reported 7/28
DC22-2055		181.66	187.45	5.79	2.03	Reported 7/28
DC22-2055		TOTAL		58.71	3.35
DC22-2056	ACMA	2.44	13.33	10.89	17.55	Reported 7/28
including		7.01	11.13	4.12	44.11	Reported 7/28
DC22-2056		83.31	86.37	3.06	8.51	Reported 7/28
DC22-2056		99.82	173.80	73.98	4.21	Reported 7/28
including		109.12	115.28	6.16	18.20	Reported 7/28
DC22-2056		TOTAL		87.93	6.02
DC22-2057	ACMA	10.97	21.25	10.28	2.59	Reported 7/28
DC22-2057		40.56	48.17	7.61	1.97	Reported 7/28
DC22-2057		52.57	60.64	8.07	1.05	Reported 7/28
DC22-2057		118.89	123.88	4.99	2.23	Reported 7/28
DC22-2057		135.23	142.04	6.81	6.04	Reported 7/28
DC22-2057		147.74	160.25	12.51	3.91	Reported 7/28
DC22-2057		166.47	173.36	6.89	2.48	Reported 7/28
DC22-2057		186.43	194.98	8.55	4.04	Reported 7/28
DC22-2057		TOTAL		65.71	3.09
DC22-2058	ACMA	5.18	14.02	8.84	2.81	Reported 7/28
DC22-2058		21.46	33.01	11.55	3.50	Reported 7/28
DC22-2058		112.19	118.57	6.38	3.84	Reported 7/28
DC22-2058		124.23	138.62	14.39	8.18	Reported 7/28
including		130.24	136.99	6.75	15.15	Reported 7/28
DC22-2058		151.79	172.17	20.38	2.83	Reported 7/28
DC22-2058		TOTAL		61.54	4.31
DC22-2059	Divide	57.65	76.04	18.39	3.64	Reported 7/28
DC22-2059		81.48	86.56	5.08	1.01	Reported 11/1
DC22-2059		95.38	109.70	14.32	2.75	Reported 7/28
DC22-2059		118.26	131.88	13.62	2.74	Reported 11/1
DC22-2059		170.43	191.11	20.68	5.89	Reported 11/1
including		171.24	180.64	9.40	10.03	Reported 11/1
DC22-2059		195.86	203.33	7.47	2.01	Reported 11/1
DC22-2059		TOTAL		79.56	3.59
DC22-2060	ACMA	10.02	16.48	6.46	7.99	Reported 7/28
DC22-2060		116.69	121.75	5.06	2.26	Reported 7/28
DC22-2060		TOTAL		11.52	5.47
DC22-2061	Divide	22.80	25.91	3.11	2.36	Reported 7/28
DC22-2061		32.72	41.90	9.18	2.10	Reported 7/28

Page | 13

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2061		55.87	66.97	11.10	2.59	Reported 7/28
DC22-2061		73.76	81.30	7.54	1.80	Reported 7/28
DC22-2061		91.09	129.15	38.06	3.08	Reported 7/28
DC22-2061		172.94	176.31	3.37	2.49	Reported 7/28
DC22-2061		186.10	196.08	9.98	2.51	Reported 7/28
DC22-2061		TOTAL		82.34	2.67
DC22-2062	Divide	54.25	87.49	33.24	1.02	Reported 7/28
DC22-2062		110.99	115.21	4.22	4.76	Reported 7/28
DC22-2062		126.31	132.65	6.34	9.68	Reported 7/28
DC22-2062		147.06	197.82	50.76	3.28	Reported 7/28
DC22-2062		TOTAL		94.56	2.98
DC22-2063	Divide	9.14	15.75	6.61	1.32	Reported 7/28
DC22-2063		61.13	75.81	14.68	3.12	Reported 7/28
DC22-2063		130.04	142.14	12.10	22.15	Reported 7/28
including		135.48	140.91	5.43	47.17	Reported 7/28
DC22-2063		162.18	181.92	19.74	34.17	Reported 11/1
including		165.38	176.73	11.35	57.93	Reported 11/1
DC22-2063		193.29	197.40	4.11	10.69	Reported 11/1
DC22-2063		204.49	230.12	25.63	4.42	Reported 11/1
DC22-2063		236.22	297.18	60.96	12.35	Reported 11/1
including		247.06	280.43	33.37	13.80	Reported 11/1
including		287.15	295.94	8.79	26.73	Reported 11/1
DC22-2063		TOTAL		143.83	13.26
DC22-2064	Divide	13.74	21.04	7.30	2.31	Reported 11/1
DC22-2064		61.87	68.61	6.74	1.76	Reported 11/1
DC22-2064		82.80	91.43	8.63	3.25	Reported 11/1
DC22-2064		95.92	100.36	4.44	13.49	Reported 11/1
DC22-2064		110.95	141.00	30.05	4.00
DC22-2064		TOTAL		57.16	4.14
DC22-2065	Divide	3.96	18.66	14.70	3.14	Reported 11/1
DC22-2065		22.79	33.41	10.62	1.47	Reported 11/1
DC22-2065		45.88	53.81	7.93	2.85	Reported 11/1
DC22-2065		85.26	89.98	4.72	4.16	Reported 11/1
DC22-2065		99.53	122.27	22.74	4.52	Reported 11/1
DC22-2065		156.22	159.79	3.57	3.33	Reported 11/1
DC22-2065		170.43	181.65	11.22	7.88	Reported 11/1
including		170.43	176.55	6.12	10.72	Reported 11/1
DC22-2065		TOTAL		75.50	4.07
DC22-2066	Divide	92.41	103.40	10.99	1.19	Reported 11/1
DC22-2066		154.06	174.62	20.56	2.48	Reported 11/1
DC22-2066		182.95	193.33	10.38	3.82	Reported 11/1
DC22-2066		TOTAL		41.93	2.47
DC22-2067	ACMA	83.17	92.99	9.82	1.43	Reported 7/28

Page | 14

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2067		123.01	130.91	7.90	2.41	Reported 7/28
DC22-2067		145.78	160.87	15.09	5.49	Reported 7/28
DC22-2067		251.68	260.64	8.96	1.05	Reported 7/28
DC22-2067		273.14	288.11	14.97	1.94	Reported 7/28
DC22-2067		340.72	345.16	4.44	2.67	Reported 11/1
DC22-2067		416.80	434.50	17.70	4.26	Reported 7/28
DC22-2067		464.06	508.64	44.58	4.50	Reported 7/28
including		464.06	467.17	3.11	10.79	Reported 7/28
including		496.00	502.35	6.35	10.26	Reported 7/28
DC22-2067		582.22	592.53	10.31	2.82	Reported 7/28
DC22-2067		614.40	626.58	12.18	1.16	Reported 7/28
DC22-2067		644.08	652.25	8.17	1.79	Reported 7/28
DC22-2067		673.18	676.70	3.52	1.10	Reported 11/1
DC22-2067		724.00	730.65	6.65	1.05	Reported 7/28
DC22-2067		TOTAL		164.29	3.11
DC22-2068	Divide	41.52	45.77	4.25	2.86	Reported 11/1
DC22-2068		56.77	64.31	7.54	1.65	Reported 11/1
DC22-2068		117.52	159.80	42.28	30.68	Reported 11/1
including		124.97	148.13	23.16	54.22	Reported 11/1
DC22-2068		167.34	174.82	7.48	23.01	Reported 11/1
DC22-2068		180.11	222.73	42.62	3.59	Reported 11/1
DC22-2068		TOTAL		104.17	15.81
DC22-2069	Divide	16.43	22.20	5.77	1.64	Reported 11/1
DC22-2069		142.83	155.46	12.63	8.58	Reported 11/1
DC22-2069		163.29	172.93	9.64	5.37	Reported 11/1
DC22-2069		226.46	238.12	11.66	6.41	Reported 11/1
DC22-2069		TOTAL		39.70	6.16
DC22-2070	Divide	14.99	18.06	3.07	2.34	Reported 11/1
DC22-2070		29.49	35.35	5.86	6.38	Reported 11/1
DC22-2070		41.28	56.47	15.19	4.03	Reported 11/1
DC22-2070		63.62	68.36	4.74	3.66	Reported 11/1
DC22-2070		83.16	95.71	12.55	3.87	Reported 11/1
DC22-2070		101.29	108.20	6.91	5.12	Reported 11/1
DC22-2070		147.06	152.44	5.38	2.19	Reported 11/1
DC22-2070		163.87	187.84	23.97	2.05	Reported 11/1
DC22-2070		TOTAL		77.67	3.45
DC22-2071	Divide	10.99	15.05	4.06	2.57	Reported 11/1
DC22-2071		22.86	45.63	22.77	1.40	Reported 11/1
DC22-2071		80.34	86.02	5.68	3.10	Reported 11/1
DC22-2071		92.16	100.26	8.10	8.80	Reported 11/1
DC22-2071		145.66	156.44	10.78	4.43	Reported 11/1
DC22-2071		160.95	171.40	10.45	9.88	Reported 11/1
including		162.46	166.73	4.27	19.17	Reported 11/1

Page | 15

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2071		176.69	180.92	4.23	1.17	Reported 11/1
DC22-2071		TOTAL		66.07	4.35
DC22-2072	Divide	41.52	54.86	13.34	1.64	Reported 11/1
DC22-2072		65.07	92.02	26.95	3.04	Reported 11/1
DC22-2072		140.67	148.61	7.94	24.65	Reported 11/1
including		142.57	148.61	6.04	30.23	Reported 11/1
DC22-2072		206.25	211.56	5.31	7.28	Reported 11/1
DC22-2072		TOTAL		53.54	6.32
DC22-2073	Divide	33.57	64.40	30.83	3.82	Reported 11/1
including		55.29	59.23	3.94	13.65	Reported 11/1
DC22-2073		81.25	88.21	6.96	2.04	Reported 11/1
DC22-2073		111.08	119.04	7.96	1.61	Reported 11/1
DC22-2073		157.00	191.98	34.98	4.73	Reported 11/1
DC22-2073		TOTAL		80.73	3.84
DC22-2074	Divide	56.36	60.49	4.13	2.08	Reported 11/1
DC22-2074		68.12	81.49	13.37	2.12	Reported 11/1
DC22-2074		92.93	103.34	10.41	4.58	Reported 11/1
DC22-2074		117.22	122.69	5.47	10.36
including		117.80	121.14	3.34	13.74	Reported 11/1
DC22-2074		130.45	134.60	4.15	2.61
DC22-2074		148.74	155.14	6.40	4.42
DC22-2074		176.17	181.50	5.33	1.56
DC22-2074		TOTAL		49.26	3.83
DC22-2075	Divide	29.73	33.96	4.23	1.81	Reported 11/1
DC22-2075		110.54	131.98	21.44	6.87	Reported 11/1
including		119.08	125.35	6.27	10.16	Reported 11/1
DC22-2075		TOTAL		25.67	6.04
DC22-2076	Divide	33.53	36.85	3.32	4.02	Reported 11/1
DC22-2076		43.73	66.08	22.35	6.53	Reported 11/1
including		60.70	65.05	4.35	16.76	Reported 11/1
DC22-2076		80.88	97.66	16.78	6.97	Reported 11/1
including		80.88	84.76	3.88	12.24	Reported 11/1
DC22-2076		173.95	184.93	10.98	2.39	Reported 11/1
DC22-2076		194.09	203.41	9.32	2.82	Reported 11/1
DC22-2076		TOTAL		62.75	5.24
DC22-2077	Divide	4.57	30.32	25.75	4.53	Reported 11/1
DC22-2077		49.32	55.16	5.84	2.54	Reported 11/1
DC22-2077		77.11	99.43	22.32	2.58	Reported 11/1
DC22-2077		125.98	137.25	11.27	4.12	Reported 11/1
DC22-2077		150.11	199.07	48.96	20.61	Reported 11/1
including		152.60	161.68	9.08	13.27	Reported 11/1
including		167.78	199.07	31.29	27.09	Reported 11/1
DC22-2077		TOTAL		114.14	10.90

Page | 16

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2078	Divide	61.30	64.58	3.28	6.15	Reported 11/1
DC22-2078		69.86	87.27	17.41	2.97	Reported 11/1
DC22-2078		103.62	108.05	4.43	10.08	Reported 11/1
DC22-2078		185.47	194.20	8.73	6.14	Reported 11/1
DC22-2078		198.33	210.77	12.44	1.68	Reported 11/1
DC22-2078		TOTAL		46.29	4.13
DC22-2079	Divide	10.97	16.06	5.09	3.25	Reported 11/1
DC22-2079		20.55	27.90	7.35	2.62	Reported 11/1
DC22-2079		85.84	94.22	8.38	3.13	Reported 11/1
DC22-2079		100.05	112.09	12.04	5.54	Reported 11/1
DC22-2079		120.11	123.20	3.09	5.66	Reported 11/1
DC22-2079		135.30	143.12	7.82	2.51	Reported 11/1
DC22-2079		149.30	156.06	6.76	8.11	Reported 11/1
DC22-2079		160.78	167.55	6.77	1.11	Reported 11/1
DC22-2079		175.16	187.13	11.97	4.32	Reported 11/1
DC22-2079		192.22	210.79	18.57	4.15	Reported 11/1
DC22-2079		216.40	219.98	3.58	2.79	Reported 11/1
DC22-2079		TOTAL		91.42	4.01
DC22-2080	Divide	122.00	136.32	14.32	4.78	Reported 11/1
DC22-2080		217.21	227.38	10.17	3.95	Reported 11/1
DC22-2080		TOTAL		24.49	4.44
DC22-2081	Divide	36.92	63.71	26.79	5.60	Reported 11/1
DC22-2081		97.99	106.07	8.08	10.84	Reported 11/1
including		101.46	106.07	4.61	18.04	Reported 11/1
DC22-2081		179.90	201.10	21.20	8.73	Reported 11/1
including		193.37	201.10	7.73	16.96	Reported 11/1
DC22-2081		TOTAL		56.07	7.54
DC22-2082	ACMA	4.35	9.55	5.20	1.49	Reported 11/1
DC22-2082		20.56	47.61	27.05	2.53	Reported 7/28
DC22-2082		60.07	68.99	8.92	2.26	Reported 7/28
DC22-2082		88.83	94.25	5.42	2.23	Reported 7/28
DC22-2082		130.34	136.86	6.52	3.71	Reported 7/28
DC22-2082		400.20	407.52	7.32	2.67	Reported 7/28
DC22-2082		423.91	427.27	3.36	7.32	Reported 7/28
DC22-2082		555.07	564.83	9.76	7.75	Reported 7/28
DC22-2082		568.85	583.94	15.09	3.35	Reported 7/28
DC22-2082		632.16	641.42	9.26	2.85	Reported 7/28
DC22-2082		648.46	655.20	6.74	2.32	Reported 11/1
DC22-2082		660.08	668.73	8.65	2.19	Reported 7/28
DC22-2082		684.64	701.30	16.66	4.29	Reported 7/28
DC22-2082		718.02	724.88	6.86	5.77	Reported 7/28
DC22-2082		TOTAL		136.81	3.47
DC22-2083	Divide	5.97	19.64	13.67	2.58	Reported 11/1

Page | 17

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2083		28.96	34.84	5.88	9.00	Reported 11/1
DC22-2083		42.03	49.69	7.66	2.70	Reported 11/1
DC22-2083		63.74	74.62	10.88	3.64	Reported 11/1
DC22-2083		79.89	90.43	10.54	2.07	Reported 11/1
DC22-2083		150.41	153.61	3.20	6.68	Reported 11/1
DC22-2083		TOTAL		51.83	3.70
DC22-2084	Divide	10.21	22.94	12.73	1.09	Reported 11/1
DC22-2084		57.16	74.36	17.20	4.18	Reported 11/1
DC22-2084		95.45	123.56	28.11	2.11	Reported 11/1
DC22-2084		161.42	173.88	12.46	5.39	Reported 11/1
including		164.60	168.04	3.44	11.62	Reported 11/1
DC22-2084		193.03	204.18	11.15	5.31	Reported 11/1
DC22-2084		TOTAL		81.65	3.33
DC22-2085	Divide	43.41	49.26	5.85	2.61	Reported 11/1
DC22-2085		97.09	100.47	3.38	1.88	Reported 11/1
DC22-2085		111.86	117.68	5.82	3.09	Reported 11/1
DC22-2085		207.62	217.71	10.09	11.46	Reported 11/1
DC22-2085		TOTAL		25.14	6.17
DC22-2086	Divide	26.29	31.13	4.84	2.41	Reported 11/1
DC22-2086		53.02	91.07	38.05	2.51	Reported 11/1
DC22-2086		96.52	99.87	3.35	2.27	Reported 11/1
DC22-2086		160.87	170.78	9.91	22.24	Reported 11/1
including		164.38	170.78	6.40	32.16	Reported 11/1
DC22-2086		TOTAL		56.15	5.97
DC22-2087	Divide	11.50	16.54	5.04	1.56	Reported 11/1
DC22-2087		48.03	76.86	28.83	1.65	Reported 11/1
DC22-2087		82.94	91.59	8.65	2.49	Reported 11/1
DC22-2087		102.20	118.33	16.13	4.49	Reported 11/1
DC22-2087		177.92	183.78	5.86	1.03	Reported 11/1
DC22-2087		TOTAL		64.51	2.41
DC22-2088	Divide	34.00	57.90	23.90	3.56	Reported 11/1
DC22-2088		65.44	74.45	9.01	4.53	Reported 11/1
DC22-2088		79.44	96.06	16.62	5.40	Reported 11/1
DC22-2088		147.23	160.93	13.70	1.77	Reported 11/1
DC22-2088		TOTAL		63.23	3.79
DC22-2089	Lewis	50.90	72.00	21.10	5.20	Reported 11/1
including		57.63	62.04	4.41	12.52	Reported 11/1
DC22-2089		84.00	89.45	5.45	2.57	Reported 11/1
DC22-2089		121.79	125.19	3.40	1.69	Reported 11/1
DC22-2089		195.68	201.29	5.61	12.87	Reported 11/1
DC22-2089		218.02	226.37	8.35	4.21	Reported 11/1
DC22-2089		230.58	234.85	4.27	3.19	Reported 11/1
DC22-2089		TOTAL		48.18	5.20

Page | 18

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2090	Divide	4.15	13.86	9.71	1.64	Reported 11/1
DC22-2090		44.94	66.56	21.62	3.29	Reported 11/1
DC22-2090		75.81	86.17	10.36	7.95	Reported 11/1
DC22-2090		95.62	101.40	5.78	2.66	Reported 11/1
DC22-2090		TOTAL		47.47	3.89
DC22-2091	Lewis	26.97	30.80	3.83	13.61	Reported 11/1
DC22-2091		105.46	121.74	16.28	6.80	Reported 11/1
including		113.63	120.70	7.07	11.34	Reported 11/1
DC22-2091		214.13	234.51	20.38	4.71	Reported 11/1
DC22-2091		253.96	257.45	3.49	6.10	Reported 11/1
DC22-2091		TOTAL		43.98	6.37
DC22-2092	Divide	19.63	23.19	3.56	3.30	Reported 11/1
DC22-2092		30.69	35.00	4.31	1.23	Reported 11/1
DC22-2092		57.38	72.38	15.00	1.77	Reported 11/1
DC22-2092		104.75	111.77	7.02	7.89	Reported 11/1
DC22-2092		116.12	157.31	41.19	6.64	Reported 11/1
including		147.47	155.98	8.51	16.47	Reported 11/1
DC22-2092		161.86	188.97	27.11	5.40	Reported 11/1
DC22-2092		204.22	223.72	19.50	6.96	Reported 11/1
including		204.22	207.79	3.57	26.36	Reported 11/1
DC22-2092		TOTAL		117.69	5.57
DC22-2093	Divide	54.25	59.03	4.78	1.79	Reported 11/1
DC22-2093		66.53	72.54	6.01	4.62	Reported 11/1
DC22-2093		79.23	97.63	18.40	4.36	Reported 11/1
DC22-2093		107.70	135.02	27.32	3.36	Reported 11/1
DC22-2093		174.89	192.75	17.86	2.20	Reported 11/1
DC22-2093		TOTAL		74.37	3.33
DC22-2094	Lewis	80.82	87.56	6.74	1.22	Reported 11/1
DC22-2094		143.39	150.23	6.84	5.27	Reported 11/1
DC22-2094		167.20	170.69	3.49	6.50	Reported 11/1
DC22-2094		265.09	275.93	10.84	2.41	Reported 11/1
DC22-2094		317.34	325.07	7.73	1.82	Reported 11/1
DC22-2094		339.68	345.64	5.96	3.09	Reported 11/1
DC22-2094		724.58	732.28	7.70	1.03	Reported 11/1
DC22-2094		853.45	861.10	7.65	3.02	Reported 11/1
DC22-2094		867.81	872.53	4.72	1.12	Reported 11/1
DC22-2094		TOTAL		61.67	2.63
DC22-2095	Lewis	100.67	111.35	10.68	1.04	Reported 11/1
DC22-2095		182.75	187.05	4.30	2.76	Reported 11/1
DC22-2095		TOTAL		14.98	1.53
DC22-2096	Lewis	22.09	40.03	17.94	2.59	Reported 11/1
DC22-2096		53.34	63.94	10.60	1.58	Reported 11/1
DC22-2096		113.96	120.40	6.44	4.31	Reported 11/1

Page | 19

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2096		132.13	138.40	6.27	7.43	Reported 11/1
DC22-2096		155.75	161.67	5.92	13.95	Reported 11/1
DC22-2096		166.79	170.54	3.75	2.83	Reported 11/1
DC22-2096		178.76	191.05	12.29	6.58	Reported 11/1
DC22-2096		216.87	221.36	4.49	8.31	Reported 11/1
DC22-2096		230.30	235.80	5.50	6.40	Reported 11/1
DC22-2096		TOTAL		73.20	5.25
DC22-2097	ACMA	9.35	19.81	10.46	2.11	Reported 11/1
DC22-2097		327.27	330.93	3.66	2.02	Reported 11/1
DC22-2097		408.58	414.92	6.34	2.60	Reported 11/1
DC22-2097		434.23	442.38	8.15	1.51	Reported 11/1
DC22-2097		TOTAL		28.61	2.04
DC22-2098	Lewis	40.84	53.21	12.37	1.61	Reported 11/1
DC22-2098		92.52	108.58	16.06	3.87	Reported 11/1
DC22-2098		189.64	193.09	3.45	4.49	Reported 11/1
DC22-2098		TOTAL		31.88	3.06
DC22-2099	Lewis	38.37	42.55	4.18	1.36	Reported 11/1
DC22-2099		97.48	107.64	10.16	4.40	Reported 11/1
DC22-2099		135.03	139.55	4.52	5.09	Reported 11/1
DC22-2099		166.85	171.27	4.42	9.37	Reported 11/1
DC22-2099		214.53	223.42	8.89	6.35	Reported 11/1
DC22-2099		TOTAL		32.17	5.32
DC22-2100	Lewis	50.90	54.72	3.82	4.95	Reported 11/1
DC22-2100		83.92	98.85	14.93	5.54	Reported 11/1
including		93.07	98.85	5.78	10.82	Reported 11/1
DC22-2100		115.26	127.76	12.50	1.46	Reported 11/1
DC22-2100		159.71	168.98	9.27	4.86	Reported 11/1
DC22-2100		181.95	186.61	4.66	4.38	Reported 11/1
DC22-2100		192.31	195.65	3.34	13.31	Reported 11/1
DC22-2100		205.75	212.17	6.42	2.88	Reported 11/1
DC22-2100		TOTAL		54.94	4.52
DC22-2101	ACMA	78.24	96.79	18.55	2.32	Reported 11/1
DC22-2101		222.57	226.12	3.55	1.53	Reported 11/1
DC22-2101		330.29	337.33	7.04	2.62	Reported 11/1
DC22-2101		401.94	406.60	4.66	6.55	Reported 11/1
DC22-2101		TOTAL		33.80	2.88
DC22-2102	Lewis	27.80	35.34	7.54	1.46	Reported 11/1
DC22-2102		79.01	90.25	11.24	1.67	Reported 11/1
DC22-2102		130.67	139.58	8.91	1.60	Reported 11/1
DC22-2102		192.24	215.38	23.14	5.34	Reported 11/1
including		198.21	203.53	5.32	10.60	Reported 11/1
DC22-2102		TOTAL		50.83	3.30
DC22-2103	Lewis	16.78	42.75	25.97	2.47	Reported 11/1

Page | 20

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2103		47.05	53.75	6.70	3.25	Reported 11/1
DC22-2103		102.34	105.78	3.44	2.95	Reported 11/1
DC22-2103		121.33	124.73	3.40	2.12	Reported 11/1
DC22-2103		198.42	208.18	9.76	2.24	Reported 11/1
DC22-2103		225.82	243.50	17.68	7.93	Reported 11/1
including		231.98	235.89	3.91	26.64	Reported 11/1
DC22-2103		259.95	266.44	6.49	6.48	Reported 11/1
DC22-2103		TOTAL		73.44	4.19
DC22-2104	Lewis	47.19	57.37	10.18	2.54	Reported 11/1
DC22-2104		75.74	84.26	8.52	3.45	Reported 11/1
DC22-2104		188.55	203.57	15.02	2.00	Reported 11/1
DC22-2104		209.85	213.48	3.63	9.56	Reported 11/1
DC22-2104		TOTAL		37.35	3.21
DC22-2105	Lewis	5.12	13.94	8.82	1.95	Reported 11/1
DC22-2105		19.51	30.48	10.97	3.15	Reported 11/1
DC22-2105		58.39	61.66	3.27	3.83	Reported 11/1
DC22-2105		81.20	86.06	4.86	1.44	Reported 11/1
DC22-2105		93.54	103.65	10.11	4.97	Reported 11/1
DC22-2105		135.61	142.54	6.93	1.83	Reported 11/1
DC22-2105		190.50	195.68	5.18	4.83	Reported 11/1
DC22-2105		214.74	219.90	5.16	9.60	Reported 11/1
including		215.70	219.90	4.20	10.84	Reported 11/1
DC22-2105		227.08	230.68	3.60	2.34	Reported 11/1
DC22-2105		240.33	264.84	24.51	3.08	Reported 11/1
DC22-2105		TOTAL		83.41	3.51
DC22-2106	Lewis	311.93	319.53	7.60	1.32	Reported 11/1
DC22-2106		346.70	353.51	6.81	1.32	Reported 11/1
DC22-2106		359.33	364.54	5.21	1.92	Reported 11/1
DC22-2106		527.11	533.19	6.08	1.78	Reported 11/1
DC22-2106		783.23	791.28	8.05	2.35	Reported 11/1
DC22-2106		831.41	841.07	9.66	1.13	Reported 11/1
DC22-2106		861.25	865.46	4.21	1.37	Reported 11/1
DC22-2106		887.25	890.32	3.07	1.91	Reported 11/1
DC22-2106		907.60	915.26	7.66	1.68	Reported 11/1
DC22-2106		TOTAL		58.35	1.61
DC22-2107	Lewis	51.42	58.74	7.32	4.66	Reported 11/1
DC22-2107		94.04	99.36	5.32	1.43	Reported 11/1
DC22-2107		172.78	178.31	5.53	3.56	Reported 11/1
DC22-2107		191.34	194.48	3.14	6.30	Reported 11/1
DC22-2107		218.52	236.11	17.59	5.83	Reported 11/1
DC22-2107		TOTAL		38.90	4.73
DC22-2108	ACMA	92.60	108.72	16.12	1.57	Reported 11/1
DC22-2108		264.23	281.36	17.13	2.33	Reported 11/1

Page | 21

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2108		290.14	346.54	56.40	2.97	Reported 11/1
DC22-2108		350.71	360.79	10.08	1.80	Reported 11/1
DC22-2108		399.70	408.81	9.11	1.76	Reported 11/1
DC22-2108		421.74	425.39	3.65	4.92	Reported 11/1
DC22-2108		434.84	438.65	3.81	3.72	Reported 11/1
DC22-2108		452.70	461.60	8.90	3.19	Reported 11/1
DC22-2108		479.15	504.77	25.62	3.62	Reported 11/1
DC22-2108		TOTAL		150.82	2.79
DC22-2109	Lewis	44.52	47.71	3.19	1.01	Reported 11/1
DC22-2109		58.34	72.76	14.42	7.37	Reported 11/1
including		67.97	72.76	4.79	16.36	Reported 11/1
DC22-2109		94.22	120.70	26.48	6.65	Reported 11/1
including		114.84	120.06	5.22	17.28	Reported 11/1
DC22-2109		160.32	172.22	11.90	4.85	Reported 11/1
DC22-2109		215.13	219.67	4.54	1.38	Reported 11/1
DC22-2109		224.01	229.20	5.19	2.84	Reported 11/1
DC22-2109		246.94	260.39	13.45	7.54	Reported 11/1
DC22-2109		266.62	279.25	12.63	6.91	Reported 11/1
DC22-2109		287.32	298.74	11.42	7.11	Reported 11/1
including		289.14	295.77	6.63	10.99	Reported 11/1
DC22-2109		TOTAL		103.22	6.14
DC22-2110	Lewis	38.40	55.49	17.09	3.45	Reported 11/1
DC22-2110		77.58	89.08	11.50	5.84	Reported 11/1
including		82.91	86.71	3.80	13.66	Reported 11/1
DC22-2110		157.98	164.53	6.55	28.96	Reported 11/1
including		160.07	164.53	4.46	39.78	Reported 11/1
DC22-2110		171.74	176.73	4.99	1.53	Reported 11/1
DC22-2110		203.52	220.68	17.16	4.39	Reported 11/1
DC22-2110		240.47	261.14	20.67	7.66	Reported 11/1
DC22-2110		TOTAL		77.96	7.14
DC22-2111	Lewis	32.61	47.31	14.70	2.83	Reported 11/1
DC22-2111		51.61	55.60	3.99	1.63	Reported 11/1
DC22-2111		59.89	69.53	9.64	4.80	Reported 11/1
DC22-2111		83.73	95.01	11.28	2.90	Reported 11/1
DC22-2111		100.65	104.67	4.02	2.30	Reported 11/1
DC22-2111		134.13	151.96	17.83	3.68
DC22-2111		199.17	204.18	5.01	2.80
DC22-2111		217.59	224.86	7.27	3.01
DC22-2111		231.79	237.24	5.45	3.73
DC22-2111		TOTAL		79.19	3.26
DC22-2112	ACMA	38.60	45.11	6.51	1.06	Reported 11/1
DC22-2112		69.57	72.78	3.21	3.50	Reported 11/1
DC22-2112		168.20	181.71	13.51	5.94	Reported 11/1

Page | 22

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
including		168.20	171.69	3.49	13.83	Reported 11/1
DC22-2112		226.32	230.69	4.37	11.89	Reported 11/1
DC22-2112		298.79	302.22	3.43	1.44	Reported 11/1
DC22-2112		349.76	356.62	6.86	1.06	Reported 11/1
DC22-2112		482.40	489.66	7.26	5.36	Reported 11/1
DC22-2112		551.82	556.71	4.89	6.93	Reported 11/1
DC22-2112		TOTAL		50.04	4.70
DC22-2113	Lewis	16.86	22.86	6.00	1.77	Reported 11/1
DC22-2113		54.04	62.79	8.75	3.66	Reported 11/1
DC22-2113		69.98	79.00	9.02	2.09	Reported 11/1
DC22-2113		169.43	180.60	11.17	4.17	Reported 11/1
DC22-2113		184.85	201.17	16.32	4.17	Reported 11/1
DC22-2113		211.14	225.62	14.48	5.35	Reported 11/1
DC22-2113		TOTAL		65.74	3.86
DC22-2114	Lewis	63.33	69.07	5.74	1.51	Reported 11/1
DC22-2114		73.46	92.17	18.71	5.21	Reported 11/1
DC22-2114		96.60	102.14	5.54	6.29	Reported 11/1
DC22-2114		134.11	144.35	10.24	4.53	Reported 11/1
DC22-2114		177.27	184.35	7.08	6.13	Reported 11/1
DC22-2114		191.43	197.22	5.79	1.87	Reported 11/1
DC22-2114		212.84	217.65	4.81	7.89	Reported 11/1
DC22-2114		231.30	235.64	4.34	2.52	Reported 11/1
DC22-2114		240.68	252.65	11.97	10.73	Reported 11/1
including		240.68	252.65	11.97	10.73	Reported 11/1
DC22-2114		TOTAL		74.22	5.65
DC22-2115	Lewis	67.64	75.99	8.35	1.57	Reported 11/1
DC22-2115		90.30	104.02	13.72	1.98	Reported 11/1
DC22-2115		112.36	132.70	20.34	4.79	Reported 11/1
DC22-2115		156.51	173.33	16.82	2.05	Reported 11/1
DC22-2115		239.27	247.37	8.10	4.35	Reported 11/1
DC22-2115		TOTAL		67.33	3.08
DC22-2116	Lewis	766.44	770.18	3.74	2.57	Reported 11/1
DC22-2116		807.03	811.93	4.90	8.00	Reported 11/1
DC22-2116		829.64	842.47	12.83	1.61	Reported 11/1
DC22-2116		TOTAL		21.47	3.24
DC22-2118	Lewis	21.14	26.21	5.07	1.79	Reported 11/1
DC22-2118		32.30	40.70	8.40	2.16	Reported 11/1
DC22-2118		60.69	75.27	14.58	5.72	Reported 11/1
DC22-2118		83.67	88.58	4.91	4.87	Reported 11/1
DC22-2118		218.52	225.77	7.25	1.53	Reported 11/1
DC22-2118		243.39	247.67	4.28	16.98	Reported 11/1
DC22-2118		262.28	274.05	11.77	2.20	Reported 11/1
DC22-2118		TOTAL		56.26	4.34

Page | 23

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2119	Lewis	7.70	21.60	13.90	1.62
DC22-2119		49.98	56.28	6.30	5.15
DC22-2119		124.64	130.00	5.36	4.14	Reported 11/1
DC22-2119		179.11	189.20	10.09	1.41	Reported 11/1
DC22-2119		TOTAL		35.65	2.56
DC22-2120	Lewis	41.86	71.73	29.87	6.96	Reported 11/1
including		52.68	70.93	18.25	10.36	Reported 11/1
DC22-2120		78.20	101.04	22.84	6.17	Reported 11/1
including		80.33	86.61	6.28	12.66	Reported 11/1
DC22-2120		127.00	132.71	5.71	2.14	Reported 11/1
DC22-2120		TOTAL		58.42	6.18
DC22-2121	ACMA	59.50	82.42	22.92	1.59	Reported 11/1
DC22-2121		87.79	94.75	6.96	1.54	Reported 11/1
DC22-2121		182.26	188.91	6.65	1.12	Reported 11/1
DC22-2121		397.61	402.83	5.22	12.80	Reported 11/1
including		399.35	402.83	3.48	14.99	Reported 11/1
DC22-2121		408.92	412.38	3.46	9.85	Reported 11/1
DC22-2121		566.27	571.73	5.46	2.89	Reported 11/1
DC22-2121		TOTAL		50.67	3.38
DC22-2122	Far East	84.62	88.83	4.21	2.67	Reported 11/1
DC22-2122		95.55	101.11	5.56	1.08	Reported 11/1
DC22-2122		138.52	142.03	3.51	2.06
DC22-2122		TOTAL		13.28	1.84
DC22-2123	Lewis	30.56	34.64	4.08	1.16	Reported 11/1
DC22-2123		45.70	62.94	17.24	3.42	Reported 11/1
DC22-2123		70.46	73.76	3.30	1.29	Reported 11/1
DC22-2123		107.21	111.69	4.48	2.19	Reported 11/1
DC22-2123		TOTAL		29.10	2.67
DC22-2124	Lewis	69.53	72.95	3.42	2.17	Reported 11/1
DC22-2124		91.14	100.00	8.86	1.07	Reported 11/1
DC22-2124		TOTAL		12.28	1.38
DC22-2125	Lewis	38.18	57.38	19.20	3.60	Reported 11/1
DC22-2125		64.65	69.40	4.75	2.01	Reported 11/1
DC22-2125		TOTAL		23.95	3.29
DC22-2126	Lewis	39.11	52.89	13.78	3.84	Reported 11/1
DC22-2126		122.30	126.68	4.38	11.16	Reported 11/1
DC22-2126		TOTAL		18.16	5.61
DC22-2127	Lewis	69.80	76.16	6.36	3.09	Reported 11/1
DC22-2127		95.08	100.90	5.82	3.94	Reported 11/1
DC22-2127		123.47	135.60	12.13	1.51	Reported 11/1
DC22-2127		TOTAL		24.31	2.50
DC22-2129	Lewis	86.23	92.10	5.87	11.25	Reported 11/1
DC22-2129		106.97	112.05	5.08	2.07	Reported 11/1

Page | 24

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2129		133.09	136.61	3.52	6.38	Reported 11/1
DC22-2129		163.98	167.38	3.40	1.97	Reported 11/1
DC22-2129		TOTAL		17.87	5.92
DC22-2130	Lewis	392.17	397.17	5.00	9.44
DC22-2130		548.33	552.69	4.36	8.14	Reported 11/1
DC22-2130		575.23	579.54	4.31	2.93	Reported 11/1
DC22-2130		609.21	615.73	6.52	3.39	Reported 11/1
DC22-2130		620.29	648.96	28.67	5.95	Reported 11/1
DC22-2130		653.01	656.15	3.14	2.96	Reported 11/1
DC22-2130		677.51	691.60	14.09	3.97
DC22-2130		747.54	753.39	5.85	2.81
DC22-2130		902.45	919.65	17.20	11.11
including		903.14	907.39	4.25	36.91
DC22-2130		TOTAL		89.14	6.29
DC22-2131	Lewis	50.56	75.00	24.44	3.35	Reported 11/1
DC22-2131		81.77	90.12	8.35	4.45	Reported 11/1
DC22-2131		TOTAL		32.79	3.63
DC22-2132	ACMA	83.26	87.92	4.66	3.44
DC22-2132		285.55	324.81	39.26	2.71
DC22-2132		TOTAL		43.92	2.79
DC22-2133	Far East	7.50	13.66	6.16	2.14
DC22-2133		254.19	257.20	3.01	18.34
DC22-2133		TOTAL		9.17	7.46
DC22-2134	Lewis	110.60	120.85	10.25	1.16
DC22-2134		125.22	135.50	10.28	3.24
DC22-2134		143.54	167.24	23.70	2.00
DC22-2134		236.60	247.04	10.44	5.30
DC22-2134		263.04	267.42	4.38	3.35
DC22-2134		284.78	293.32	8.54	13.70
including		287.73	293.32	5.59	19.89
DC22-2134		TOTAL		67.59	4.14
DC22-2135	ACMA	52.15	66.53	14.38	2.06
DC22-2135		141.54	154.00	12.46	1.67
DC22-2135		248.28	253.65	5.37	2.52
DC22-2135		450.92	460.20	9.28	6.18
DC22-2135		475.88	483.06	7.18	6.58
DC22-2135		TOTAL		48.67	3.46
DC22-2136	Lewis	21.47	26.65	5.18	2.45	Reported 11/1
DC22-2136		41.60	64.68	23.08	3.61	Reported 11/1
DC22-2136		71.28	89.05	17.77	3.72	Reported 11/1
DC22-2136		98.76	102.27	3.51	5.19	Reported 11/1
DC22-2136		TOTAL		49.54	3.64
DC22-2137	Lewis	34.48	49.62	15.14	2.15	Reported 11/1

Page | 25

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2137		60.66	66.27	5.61	3.61	Reported 11/1
DC22-2137		70.71	76.03	5.32	1.07	Reported 11/1
DC22-2137		80.14	87.93	7.79	3.51	Reported 11/1
DC22-2137		156.97	165.17	8.20	2.41
DC22-2137		176.55	180.42	3.87	7.54	Reported 11/1
DC22-2137		191.20	207.57	16.37	2.69	Reported 11/1
DC22-2137		217.26	222.97	5.71	2.49	Reported 11/1
DC22-2137		227.42	237.44	10.02	2.92	Reported 11/1
DC22-2137		TOTAL		78.03	2.85
DC22-2138	Lewis	68.52	79.10	10.58	9.19	Reported 11/1
including		70.43	76.62	6.19	14.48	Reported 11/1
DC22-2138		90.90	97.20	6.30	4.80	Reported 11/1
DC22-2138		135.85	138.88	3.03	1.53	Reported 11/1
DC22-2138		203.86	227.60	23.74	3.68	Reported 11/1
DC22-2138		232.16	238.35	6.19	12.28	Reported 11/1
DC22-2138		249.94	254.18	4.24	9.62	Reported 11/1
DC22-2138		TOTAL		54.08	6.22
DC22-2139	ACMA	148.76	154.07	5.31	10.31
DC22-2139		314.03	336.19	22.16	5.72
DC22-2139		387.04	391.28	4.24	14.14
DC22-2139		420.51	437.35	16.84	2.97
DC22-2139		TOTAL		48.55	6.01
DC22-2140	Lewis	4.20	29.88	25.68	5.07	Reported 11/1
including		11.58	18.75	7.17	10.30	Reported 11/1
DC22-2140		37.80	45.39	7.59	8.94	Reported 11/1
including		37.80	44.27	6.47	10.24	Reported 11/1
DC22-2140		TOTAL		33.27	5.95
DC22-2141	Lewis	16.70	42.04	25.34	3.84	Reported 11/1
DC22-2141		55.91	62.05	6.14	9.30	Reported 11/1
DC22-2141		89.44	92.80	3.36	2.66	Reported 11/1
DC22-2141		205.42	215.19	9.77	7.74	Reported 11/1
DC22-2141		267.95	276.76	8.81	3.33	Reported 11/1
DC22-2141		289.12	292.36	3.24	7.54	Reported 11/1
DC22-2141		TOTAL		56.66	5.17
DC22-2142	ACMA	176.48	182.04	5.56	7.10
DC22-2142		248.69	252.22	3.53	5.93
DC22-2142		284.87	292.20	7.33	2.20
DC22-2142		296.96	311.76	14.80	2.49
DC22-2142		316.99	328.56	11.57	1.46
DC22-2142		333.56	364.76	31.20	1.83
DC22-2142		TOTAL		73.99	2.53
DC22-2143	Lewis	1.65	5.79	4.14	2.69
DC22-2143		84.59	100.40	15.81	2.10

Page | 26

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2143		114.88	119.60	4.72	7.44
DC22-2143		TOTAL		24.67	3.22
DC22-2144	Lewis	1.60	17.81	16.21	2.89
DC22-2144		51.11	55.59	4.48	4.53
DC22-2144		60.96	70.21	9.25	2.39
DC22-2144		148.46	151.55	3.09	2.50
DC22-2144		167.80	182.80	15.00	5.81
DC22-2144		TOTAL		48.03	3.83
DC22-2145	Lewis	36.78	40.32	3.54	3.87
DC22-2145		71.92	76.08	4.16	1.71
DC22-2145		153.31	158.03	4.72	1.60
DC22-2145		169.94	174.10	4.16	2.71
DC22-2145		231.20	244.14	12.94	1.70
DC22-2145		266.03	274.12	8.09	10.50
including		266.03	272.17	6.14	13.60
DC22-2145		643.24	647.12	3.88	3.93
DC22-2145		823.45	826.70	3.25	32.90
DC22-2145		TOTAL		44.74	6.01
DC22-2146	Lewis	25.68	32.48	6.80	10.26
including		27.23	32.48	5.25	12.61
DC22-2146		53.49	59.26	5.77	4.37
DC22-2146		70.72	85.44	14.72	5.40
DC22-2146		114.85	117.94	3.09	5.62
DC22-2146		133.46	137.06	3.60	3.61
DC22-2146		144.60	159.63	15.03	5.05
including		145.59	149.68	4.09	12.04
DC22-2146		199.19	204.06	4.87	10.34
including		199.71	202.73	3.02	15.61
DC22-2146		210.83	226.98	16.15	4.36
DC22-2146		235.87	249.63	13.76	6.66
DC22-2146		TOTAL		83.79	5.89
DC22-2147	Lewis	31.33	34.46	3.13	1.86
DC22-2147		48.62	64.47	15.85	2.33
DC22-2147		101.91	106.98	5.07	1.12
DC22-2147		150.86	163.60	12.74	10.06
including		151.86	162.81	10.95	11.09
DC22-2147		185.62	188.67	3.05	1.11
DC22-2147		212.55	244.52	31.97	2.35
DC22-2147		260.85	267.43	6.58	3.86
DC22-2147		280.46	286.78	6.32	4.26
DC22-2147		TOTAL		84.71	3.63
DC22-2149	Lewis	56.30	84.92	28.62	2.26
DC22-2149		92.67	97.85	5.18	11.30

Page | 27

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2149		110.15	122.07	11.92	2.95
DC22-2149		153.30	162.82	9.52	3.61
DC22-2149		167.99	171.15	3.16	4.07
DC22-2149		197.46	201.66	4.20	1.23
DC22-2149		238.00	246.25	8.25	2.58
DC22-2149		258.10	264.60	6.50	1.28
DC22-2149		270.42	274.67	4.25	8.66
DC22-2149		TOTAL		81.60	3.40
DC22-2151	Lewis	619.16	626.21	7.05	1.10
DC22-2151		639.17	643.90	4.73	2.45
DC22-2151		695.00	698.30	3.30	1.40
DC22-2151		762.90	779.34	16.44	4.04
DC22-2151		TOTAL		31.52	2.87
DC22-2153	Lewis	72.99	80.62	7.63	2.07
DC22-2153		84.90	91.13	6.23	1.16
DC22-2153		141.20	147.22	6.02	1.87
DC22-2153		164.20	190.23	26.03	2.95
DC22-2153		254.37	269.55	15.18	1.81
DC22-2153		278.72	286.85	8.13	4.00
DC22-2153		295.70	305.93	10.23	3.64
DC22-2153		TOTAL		79.45	2.62
DC22-2155	Lewis	45.79	64.87	19.08	2.80
DC22-2155		TOTAL		19.08	2.80
DC22-2156	Lewis	72.73	83.64	10.91	4.16
DC22-2156		106.27	109.42	3.15	8.98
DC22-2156		TOTAL		14.06	5.24
DC22-2158	Lewis	30.91	38.78	7.87	2.66
DC22-2158		85.37	93.19	7.82	5.21
DC22-2158		TOTAL		15.69	3.94
DC22-2160	Lewis	33.36	38.32	4.96	3.43
DC22-2160		98.97	102.58	3.61	4.89
DC22-2160		114.25	127.82	13.57	1.22
DC22-2160		141.35	149.72	8.37	2.27
DC22-2160		TOTAL		30.51	2.30
DC22-2162	ACMA	113.91	126.78	12.87	6.61
including		119.94	123.14	3.20	18.86
DC22-2162		131.46	143.79	12.33	6.07
including		136.59	142.46	5.87	10.37
DC22-2162		273.80	280.42	6.62	1.81
DC22-2162		310.59	328.78	18.19	4.34
including		323.46	327.15	3.69	14.83
DC22-2162		473.44	476.85	3.41	5.93
DC22-2162		598.62	604.55	5.93	1.64

Page | 28

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
DC22-2162		TOTAL		59.35	4.73
DC22-2163	Lewis	94.08	104.22	10.14	4.90
DC22-2163		116.49	120.11	3.62	6.37
DC22-2163		143.07	158.07	15.00	3.24
DC22-2163		TOTAL		28.76	4.22
DC22-2165	Lewis	48.50	53.65	5.15	2.04
DC22-2165		58.53	62.12	3.59	6.91
DC22-2165		128.95	135.03	6.08	2.27
DC22-2165		146.19	154.09	7.90	4.71
DC22-2165		175.56	180.98	5.42	10.48
DC22-2165		190.41	198.48	8.07	4.20
DC22-2165		TOTAL		36.21	4.89
DC22-2167	Lewis	35.42	43.62	8.20	6.63
including		35.42	39.99	4.57	11.05
DC22-2167		52.88	58.30	5.42	1.79
DC22-2167		64.56	70.85	6.29	6.61
DC22-2167		163.75	180.35	16.60	2.95
DC22-2167		217.93	226.23	8.30	5.55
DC22-2167		231.53	235.58	4.05	2.03
DC22-2167		TOTAL		48.86	4.28
DC22-2168	Lewis	37.19	41.45	4.26	26.35
DC22-2168		48.48	70.23	21.75	7.12
including		63.13	67.29	4.16	25.99
DC22-2168		TOTAL		26.01	10.27
DC22-2170	Lewis	6.26	23.60	17.34	2.25
DC22-2170		45.42	50.04	4.62	3.71
DC22-2170		55.03	60.30	5.27	1.98
DC22-2170		70.44	77.71	7.27	8.90
DC22-2170		TOTAL		34.50	3.80
DC22-2171	Lewis	14.50	45.85	31.35	4.33
DC22-2171		66.28	74.09	7.81	5.37
DC22-2171		78.20	83.65	5.45	7.12
DC22-2171		154.33	163.90	9.57	1.63
DC22-2171		181.43	185.05	3.62	2.95
DC22-2171		192.85	199.77	6.92	1.49
DC22-2171		203.78	220.76	16.98	5.13
DC22-2171		237.22	258.43	21.21	6.28
including		244.91	251.20	6.29	14.49
DC22-2171		TOTAL		102.91	4.60
DC22-2172	Lewis	30.91	38.37	7.46	1.24
DC22-2172		TOTAL		7.46	1.24
DC22-2173	Lewis	26.74	35.70	8.96	5.60
DC22-2173		68.98	97.87	28.89	5.17

Page | 29

Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
including		81.03	87.33	6.30	11.45
DC22-2173		109.58	117.35	7.77	3.51
DC22-2173		TOTAL		45.62	4.97
DC22-2176	Lewis	28.23	54.10	25.87	2.90
DC22-2176		77.96	83.30	5.34	3.94
DC22-2176		199.81	204.64	4.83	2.38
DC22-2176		209.40	222.53	13.13	7.13
DC22-2176		241.50	257.88	16.38	6.16
DC22-2176		TOTAL		65.55	4.61
DC22-2177	Lewis	61.62	81.94	20.32	2.74
DC22-2177		86.88	121.62	34.74	3.04
DC22-2177		168.51	197.82	29.31	6.01
including		182.50	185.58	3.08	13.46
DC22-2177		235.08	247.75	12.67	4.54
DC22-2177		TOTAL		97.04	4.07
DC22-2178	Lewis	50.90	56.45	5.55	1.01
DC22-2178		62.54	71.53	8.99	3.35
DC22-2178		76.76	80.95	4.19	3.05
DC22-2178		106.53	111.69	5.16	1.73
DC22-2178		116.33	140.62	24.29	4.60
DC22-2178		TOTAL		48.18	3.51
DC22-2179	Lewis	41.32	58.59	17.27	8.92
DC22-2179		91.34	115.79	24.45	5.11
including		105.77	109.92	4.15	11.60
DC22-2179		161.37	179.70	18.33	4.82
DC22-2179		TOTAL		60.05	6.12
DC22-2181	Lewis	59.52	62.97	3.45	3.31
DC22-2181		70.50	75.52	5.02	1.33
DC22-2181		92.90	156.24	63.34	6.50
including		96.93	113.93	17.00	13.69
DC22-2181		TOTAL		71.81	5.98
DC22-2182	Lewis	44.50	48.84	4.34	1.40
DC22-2182		59.94	64.08	4.14	9.28
DC22-2182		93.29	104.63	11.34	5.95
DC22-2182		109.27	123.03	13.76	10.46
including		109.27	112.62	3.35	21.24
DC22-2182		164.00	169.61	5.61	3.56
DC22-2182		177.23	181.75	4.52	1.68
DC22-2182		210.95	215.22	4.27	8.66
DC22-2182		TOTAL		47.98	6.68
DC22-2183	Lewis	45.90	50.02	4.12	4.47
DC22-2183		54.30	58.20	3.90	3.87
DC22-2183		62.53	86.80	24.27	7.56

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Hole ID	Area	From (meters)	To (meters)	Length (meters)	Au Grade (g/t)
including		69.81	75.29	5.48	23.27
DC22-2183		TOTAL		32.29	6.72
DC22-2184	Lewis	30.44	36.91	6.47	5.04
DC22-2184		41.13	55.52	14.39	2.99
DC22-2184		70.34	78.48	8.14	2.23
DC22-2184		148.87	157.05	8.18	1.04
DC22-2184		164.83	170.04	5.21	2.50
DC22-2184		207.07	217.81	10.74	3.00
DC22-2184		246.60	252.41	5.81	1.09
DC22-2184		257.61	265.22	7.61	3.64
DC22-2184		279.62	283.55	3.93	2.77
DC22-2184		TOTAL		70.48	2.73
DC22-2185	Lewis	49.95	57.48	7.53	1.83
DC22-2185		61.90	69.46	7.56	6.23
DC22-2185		80.00	88.53	8.53	2.12
DC22-2185		101.20	106.28	5.08	4.12
DC22-2185		121.64	125.40	3.76	2.43
DC22-2185		129.54	132.87	3.33	6.24
DC22-2185		165.26	171.83	6.57	1.58
DC22-2185		TOTAL		42.36	3.31
DC22-2186	Lewis	6.80	11.44	4.64	2.22
DC22-2186		19.05	29.99	10.94	4.00
DC22-2186		58.26	69.59	11.33	2.08
DC22-2186		108.11	115.02	6.91	8.79
DC22-2186		122.21	155.34	33.13	4.34
including		136.13	146.15	10.02	10.57
DC22-2186		174.50	187.47	12.97	3.73
DC22-2186		229.68	238.09	8.41	4.80
DC22-2186		260.67	266.50	5.83	4.13
DC22-2186		TOTAL		94.16	4.20
DC22-2187	Lewis	43.32	48.93	5.61	2.04
DC22-2187		76.78	83.37	6.59	2.41
DC22-2187		99.23	105.12	5.89	8.16
DC22-2187		121.31	142.83	21.52	6.25
DC22-2187		154.24	157.52	3.28	1.14
DC22-2187		TOTAL		42.89	4.98

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Significant intervals represent drilled intervals and not necessarily true thickness of mineralization due to drilling at a low angle relative to the interpreted mineralization controls. True width of intercepts has been estimated based on the latest geological and ore controls model and it is subject to refinement as additional data becomes available. Except where specifically disclosed, the true width of intercepts is unknown at this stage. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Assays from DC22-2033, DC22-2034, DC22-2036 through DC22-2050, DC22-2052 through DC22-2058, and DC22-2060 represent holes from the 20x20 m spaced West ACMA grid drilling. Assays from DC22-2059, DC22-2061 through DC22-2066, DC22-2068 through DC22-2081, DC22-2083 through DC22-2088, DC22-2090, DC22-2092, and DC22-2093 represent holes from the Divide 20x20 m spaced grid drilling. Assays from DC22-2089, DC22-2091, DC22-2095, DC22-2096, DC22-2098 through DC22-2100, DC22-2102 through DC22-2105, DC22-2107, DC22-2109 through DC22-2111, DC22-2113 through DC22-2115, DC22-2118 through DC22-2120, DC22-2123 through DC22-2127, DC22-2129, DC22-2131, DC22-2134, DC22-2136 through DC22-2138, DC22-2140, DC22-2141, DC22-2143, DC22-2144, DC22-2146, DC22-2147, DC22-2149, DC22-2153, DC22-2155, DC22-2156, DC22-2158, DC22-2160, DC22-2163, DC22-2165, DC22-2167, DC22-2168, DC22-2170 through DC22-2173, DC22-2176 through DC22-2179, DC22-2181 through DC22-2187 represent holes from the Lewis 10x10 m spaced grid drilling. DC22-2117 was redrilled as DC22-2134 due to downhole survey failure. Geotechnical holes DGT22-2148, DGT22-2150, DGT22-2152, DGT22-2154, DGT22-2157, DGT22-2159, DGT22-2161, DGT22-2164, DGT22-2166, DGT22-2169, DGT22-2174, DGT22-2175, DGT22-2180, and DGT22-2188 have not been included in this release.

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